TENTH AMENDMENT
                              OF
        PENN CORPORATION COMPREHENSIVE SECURITY PROGRAM

          WHEREAS, this corporation maintains the Penn
Corporation Comprehensive Security Program (the "plan"); and

          WHEREAS, further amendment of the plan now is considered desirable;

          NOW, THEREFORE, IT IS RESOLVED that by virtue and in exercise of the power reserved to this corporation under subsection 10.1 of the plan, the plan, as previously amended, be and it hereby is further amended, effective as of April 1, 1993, in the following particulars:

          1.  By deleting subparagraph 3.5(c)(iv) of the plan.

          2. By substituting the reference "(iii)" for the reference "(iv)" where the latter reference appears in subsection 3.6 of the plan.

          3. By substituting the following for subsection 7.3 of the plan:

          "7.3. Forfeitures. The amount by which a participant's employer contribution account is reduced under subsection 7.2 shall be treated as a 'forfeiture' on the earlier of the date of distribution of such participant's account balances or the date such participant incurs five consecu-tive one-year breaks in employment (as defined in subparagraph 2.2(g)). Prior to that date, such account will continue to be adjusted pursuant to the provisions of subparagraph 6.4(b). Forfeitures attributable to a participant's employer contribu-tion account will be used to reduce the employer's contribution otherwise required under subsection 3.1 and shall be allocated and credited to the employer contribution accounts of other participants in ac-cordance with subsection 6.5. If a participant is reemployed by an employer or controlled group member before he incurs five consecutive one-year breaks in employment, any forfeitures attributable to such par-ticipant shall be recredited to such participant's appropriate account on the accounting date coincident with or next following the date of such participant's reemployment if the participant repays the total amount of any previous distribution attributable to his employer contribution account within five years of his date of reemployment. Such participant's account shall be recredited from current unallocated forfeitures or, to the extent there are insufficient unallocated forfeitures for this purpose, from supplemental employer contributions necessary to restore such amount. The actual amount restored to such participant's account shall be the amount of such forfeitures, without investment adjustments."

          4. By substituting the following for that portion of subsection 7.4 of the plan immediately preceding subparagraph
7.4(a) thereof:

          "7.4. Manner of Distribution. After each participant's termination date, and subject to the conditions set forth below and in subsections 7.5 and 7.12, distribution of the net credit balance in the participant's accounts will be made to or for the benefit of the participant or, in the case of his death, to or for the benefit of his beneficiary, by one or more of the following methods:"

          5. By adding the following new subsection 7.12 to the plan immediately after subsection 7.11 thereof:

          "7.12.  Direct Transfer of Eligible Rollover
     Distributions. Effective January 1, 1993, if pay-ment of benefits to a participant, a participant's surviving spouse, or the spouse or former spouse of the participant who is an alternate payee under a qualified domestic relations order (as defined in Section 414(p) of the Code) constitutes an 'eligible rollover distribution' under Section 402(c)(4) of the Code, then the participant or the participant's spouse (or former spouse) may elect to have such distribution paid directly to an eligible retirement plan described in Section 402(c)(8)(B) of the Code
     (except that in the case of an eligible rollover distribution to a participant's surviving spouse on the death of a participant, the definition of an eligible retirement plan is limited to an individual retirement account or individual retirement annuity).
     Each election by a participant under this subsection shall be made at such time and in such manner as the committee shall determine and shall be effective only in accordance with such rules as shall be established from time to time by the committee. Any election by a participant under this subsection will be subject to the requirements of subparagraph 7.4(a)(v) of the plan."

          6. By adding the following new subsection 7.13 to the plan immediately after subsection 7.12 thereof:

          "7.13  Withdrawal of Income Deferral
     Contributions. With the consent of the committee, a participant may elect to withdraw any income deferral contributions made by such participant because of a

     "hardship" (as defined below) causing an immediate and heavy financial need on the participant. For purposes of this subsection a hardship shall include:

          (a)  Medical expenses incurred (or not
               yet incurred but necessary to obtain
               such medical care) by the participant,
               the participant's spouse or the par-
               ticipant's dependents (as defined in
               Section 152 of the Code) which are not
               reimbursed by insurance or otherwise;

          (b)  Purchase of a principal residence for
               the participant, excluding mortgage
               payments;

          (c)  Payment of tuition and related
               educational fees for the next twelve
               months of post-secondary education for
               the participant or the participant's
               spouse, children or dependents;

          (d)  The need to prevent the eviction of
               the participant from his principal
               residence or foreclosure under the
               mortgage on the participant's
               principal residence;

          (e)  Casualty losses or catastrophes such
               as flooding, hurricanes or tornadoes;
               or

          (f)  Any other hardship which in the
               opinion of the committee creates an
               immediate and heavy financial need on
               the participant.

     A withdrawal will be considered necessary to satisfy an immediate and heavy financial need only if the participant represents in writing to the commit-tee that the need cannot reasonably be relieved
     (i) through reimbursement or compensation by in-surance or otherwise, (ii) by liquidation of the employee's assets and the assets of the employee's spouse and dependents (as defined in Section 152 of the Code) that are reasonably available to the employee, (iii) from other available distributions and loans under this plan or any other qualified retirement plan maintained by the employers or by borrowing from commercial sources on reasonable commercial terms in amounts sufficient to satisfy the need; or (iv) the cessation of income deferral contributions or voluntary contributions to the plan.
     Each such election shall be in writing, shall be

     filed with the committee at such time and in such manner as the committee shall determine and shall be effective in accordance with such rules as the committee may establish from time to time. Any withdrawal by a married participant must be con-sented to in writing by the participant's spouse, must acknowledge the effect of the withdrawal and must be witnessed by a plan representative or notary public."

          7. By substituting the following for subsection 9.7 of the plan:

          "9.7. Interests Not Transferable. The in-terests of persons entitled to benefits under the plan are not subject to their debts or other obli-gations and, except as may be required by the tax withholding provisions of the Code or any state's income tax act or pursuant to any qualified domestic relations order as defined in Section 414(p) of the Code, may not be voluntarily or involuntarily sold, transferred, alienated, assigned or encumbered, ex-cept as otherwise provided in Section 401(a)(13) of the Code. Notwithstanding any other provisions of the plan, the committee may direct the trustee to distribute benefits to an alternate payee on the earliest date specified in a qualified domestic relations order, without regard to whether such distribution is made or commences prior to the participant's earliest retirement age (as defined in Section 414(p)(4)(B) of the Code) or the earliest date that the participant could commence receiving benefits under the plan."

                    *          *          *

          I, James A. Cohen, Secretary of Penn Corporation, hereby certify that the foregoing is a correct copy of a resolution duly adopted by the Board of Directors of said corporation on December 28, 1993, and that said resolution has not been changed or repealed.

          Dated this 28 day of December, 1993.

                                     /s/ James A. Cohen
                              --------------------------------
                                   Secretary as Aforesaid

                                       (Corporate Seal)

                    *          *          *

          The undersigned, as committee members under the Penn
Corporation Comprehensive Security Program, hereby acknowledge receipt of a certified copy of the foregoing amendment and hereby consent thereto, this 28th day of December, 1993.


                                      /s/ Stuart Turner
                              ---------------------------------

                                      /s/ James A. Cohen
                              ---------------------------------

                                    /s/ Steven M. Grossman
                              ---------------------------------

                                        /s/ Hal Weiss
                              ---------------------------------
                              As Committee Members As Aforesaid